UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): September 16, 2021

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On September 16, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Camber Energy, Inc, Inc. (the “Company”), dismissed Marcum LLP (“Marcum”) as its independent registered public accounting firm, effective as of such date.

The report of Marcum on the Company’s consolidated financial statements as of March 31, 2020 and March 31, 2019, and for the years then ended did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern. The consolidated financial statements as of March 31, 2020 and March 31, 2019, and for the years then ended were the most current audited financial statements of the Company, the Company changed its fiscal year to December 31st on February 4, 2021, and on September 11, 2021, the Company determined that those audited financial statements should not be relied on, and filed a Current Report on Form 8-K with the Securities and Exchange Commission on or about September 16, 2021, regarding that non-reliance.

During the Company’s prior fiscal years ended March 31, 2020 and March 31, 2019, the transition period ended December 31, 2020, and through September 16, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in its report on the consolidated financial statements for such year.

The Company has provided Marcum with a copy of the foregoing disclosures and requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On September 17, 2021, the Audit Committee approved the appointment of Turner, Stone & Company, L.L.P. (“Turner Stone”) as the Company’s independent registered public accounting firm for the fiscal years ended March 31, 2020 and March 31 2019, and for the transition period ended December 31, 2020, and such engagement was formalized on September 21, 2021.

During the prior fiscal years ended March 31, 2020 and March 31, 2019, the transition period ended December 31, 2020, and through September 21, 2021, neither the Company nor anyone on their behalf consulted with Turner Stone with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided to the Company that Turner Stone concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter dated September 22, 2021 from Marcum LLP to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: September 22, 2021	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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